Exhibit 10.3

FIRST AMENDMENT OFTHE

STEPAN COMPANY SUPPLEMENTAL PROFIT SHARING PLAN

(As Amended and Restated Effective January 1, 1994)

WHEREAS, Stepan Company (the “Company”) has established and maintains the Stepan Company Supplemental Profit Sharing Plan, as amended and restated effective January 1, 1994, (the “Plan”); and

WHEREAS, the Company also maintains the Stepan Company Profit Sharing Plan and the Stepan Company Income Savings Plan (the “Qualified Plans”); and

WHEREAS, the Company reserved the right to amend the Plan in Section 6.l(a) by action of the Board of Directors; and

WHEREAS, the Company now desires to amend the Plan in conjunction with similar amendments made to the Qualified Plans; and

WHEREAS, the Company has delegated such authority to the undersigned officer of the Company;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended in the following particulars as of the dates set forth herein:

1.Effective January 1, 2006, Section 1.1 of the Plan is hereby amended by adding the following sentence thereto:

“As used in this Plan, the term ‘Company’ means Stepan Company.”

2.Effective July 1, 2006, the following sentence is added to Section 2.1(a) of the

Plan:

“Effective July 1, 2006, a Member’s Account will be divided into two sub-accounts, Sub Account A and Sub-Account B. Sub-Account A will consist of such Member’s Account balance at June 30, 2006 together with credits by the Company under Section 4.1 attributable to Company contributions to the Stepan Corporation Profit Sharing Plan, and earnings (pursuant to Section 4.3) on such credits. Sub-Account B will consist of credits by the Company under Section 4.1 attributable to Company contributions to the Stepan Corporation Income Savings Plan, and earnings (pursuant to Section 4.3) on such credits.”

3.Effective July 1, 2006, the following sentence is added to Section 2.l(o) of the

Plan:

“Effective July 1, 2006, ‘Qualified Plan’ will also mean the Stepan Company Income Savings Plan, as amended from time to time.”

4.Effective January 1, 2006, Section 3.1 of the Plan is amended by substituting “a Company officer or a departmental vice president” for “a Company officer, a departmental vice president” therein.

5.Effective July 1, 2006, the following sentences are added to Section 4.1 of the Plan:

“Effective July 1, 2006:

(1)	For purposes of (a) above, ‘employer contributions’ will not include any salary reduction contributions by such Member to the Qualified Plan pursuant to Section 401(k)(2)(A) of the Code; and

(2)	For purposes of (b) above, amounts actually credited to such Member’s account under the Qualified Plan will not include any such salary reduction contributions.

The term ‘account’ for purposes of this Section 4.1 will mean all of a Member’s accounts under the Qualified Plan in the aggregate, excluding any account attributable to such Member’s salary reduction contributions to the Qualified Plan pursuant to Section 401(k)(2)(A) of the Code.”

6.Effective July 1, 2006, the following sentences are added to Section 4.2 of the Plan:

“Effective July 1, 2006, notwithstanding the preceding sentence, each Member will be vested in his Sub-Account A at the same time as he was or is vested in his account under the Stepan Company Profit Sharing Plan and will be immediately vested in his Sub-Account B.”

7.Effective July 1, 2006, the following sentence is added to Section 4.3 of the Plan following the first sentence thereof:

“Notwithstanding the preceding sentence, if and when the Company makes a contribution to the Stepan Company Income Savings Plan on behalf of a person who is also a Participant in this Plan (other than a salary reduction contribution on behalf of such person pursuant to Section 401(k) of the Code), as to such Participant the term ‘Company contributions under the Qualified Plan’ will mean contributions by the Company to the Stepan Company Income Savings Plan (other than salary reduction contributions pursuant to Section 401(k)(2)(A) of the Code).”

8.Effective July 1, 2006, Section 4.4 of the Plan is hereby deleted and the following is substituted in its place:

“4.4Form and Timing of Benefit Payments

Benefit payments under this Article IV attributable to (i) his Sub-Account A (if vested) and (ii) his Sub-Account B will be payable in a lump sum at the time a Member terminates his employment; provided, however, that:

(a)	The Committee will have the authority, in its sole discretion, to accelerate the payment of such benefit payments upon a Change in Control; and

(b)

A member may request that the Committee permit distribution in a form other than a lump sum, and the Committee, in its sole discretion, will determine whether to allow such alternate form of distribution and the terms under which such alternate form of distribution may be paid.”

IN WITNESS WHEREOF, the duly authorized officer of the Company has executed this First Amendment of the Plan on behalf of the Company and has caused its corporate seal to be affixed this 14th day of February, 2006.

STEPAN COMPANY

By /s/ F. Quinn Stepan

Title Chairman

ATTEST:

By /s/ Janet A. Catlett

Compensation & Benefits Manager

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